Prepaid Expenses and Other Current Assets, Net (Details) - Schedule of Prepaid Expenses and Other Current Assets, Net - USD ($) $ in Thousands		Sep. 30, 2024	Mar. 31, 2024
Current
Prepaid professional fee (note a)	[1]	$ 419	$ 460
Prepaid information technology expenses		162	30
Prepaid office expenses		82	82
Prepaid marketing expenses (note b)	[2]		813
Others		68	7
Total prepaid expenses and other current assets, net - current		731	1,392
Non-current
Prepaid professional fee (note a)	[1]	403	450
Total prepaid expenses, net - non-current		$ 403	$ 450

[1]	Prepaid professional fee are virtual asset business solutions consultancy fee advanced to the advisors. The service is expected to be provided from year 2024 to year 2028.
[2]	Prepaid marketing expenses are associated with marketing, branding creation, and AI video production services that are paid for in advance to marketing firms.